UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                  July 29, 2005
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



            DELAWARE                001-11015             36-1169950
  (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)


1850 North Central Avenue, Suite 800, Phoenix, Arizona         85004-4545
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2005, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the second quarter of 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

This information is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 8.01    OTHER EVENTS

Viad Corp issued an additional press release on July 29, 2005 announcing that, through its Exhibitgroup/Giltspur division and TL Horton Design Affiliate, Consent Judgments have been entered relating to litigations surrounding intellectual property rights pertaining to the retail merchandising unit business. The Consent Judgments recognize the validity and value of Viad Corp's intellectual property rights, including copyrights. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.


Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 - Press release dated July 29, 2005 relating to second quarter earnings.

        99.2 - Press release dated July 29, 2005 relating to Exhibitgroup Consent Judgments.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VIAD CORP
                                         (Registrant)


July 29, 2005                            By: /s/ G. Michael Latta
                                         -------------------------------
                                         G. Michael Latta
                                         Vice President - Controller
                                         (Chief Accounting Officer and
                                         Authorized Signer)